SUPPLEMENT Dated July 20, 2009
To The Statement of Additional Information Dated May 1, 2009, For

ING INCOME ANNUITY

Issued By ING Life Insurance and Annuity Company
Through Its Variable Annuity Account B

The list of investment portfolios available under your contract found on page 3 of the Statement of Additional Information is hereby amended, effective July 20, 2009, to include the ING RussellTM Large Cap Growth Index Portfolio (Class I).

X.INCANN-09	Page 1 of 1	July 2009